UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 2014

Revolution Lighting Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, 12th Floor, Stamford CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 504-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 23, 2014, Revolution Lighting Technologies, Inc., a Delaware corporation (“Revolution”) filed a Current Report on Form 8-K (the “Form 8-K”) to report that Revolution had entered into an Agreement and Plan of Merger, (the “Merger Agreement”), by and among Revolution, Value Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary the closing of its acquisition (the “Merger”) of Value Lighting, Inc. (“Value Lighting”), AL Enterprises, Inc. (“AL Enterprises”), Value Lighting of Houston, LLC (“Value Houston,”),” and together with Value Lighting and AL Enterprises, the “Company Group”), pursuant to the terms of the Agreement and Plan of Merger, dated as of March 6, 2014 (the “Merger Agreement”), by and among Revolution, the Company Group and the Stockholders named therein (the “Stockholders”). Pursuant to the Merger Agreement, and in each case subject to the terms and conditions contained therein, (i) Value Lighting merged with and into Merger Sub (the “First Merger”), with Merger Sub as the surviving company, and (ii) as part of a single overall transaction with the First Merger pursuant to an integrated plan, AL Enterprises merged with and into Merger Sub (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub as the surviving company. Upon effectiveness of the Mergers, the existing capital stock of each of Value Lighting and AL Enterprises was cancelled in exchange for the merger consideration. The members of the Company Group are in the business of selling lighting products to the multifamily residential housing sector and new construction marketplace across the U.S. closed and became effective on April 17, 2014. This amendment is being filed to amend and supplement Item 9.01 of the Form 8-K to include the historical consolidated financial statements of the Company Group required pursuant to Rule 8-04(b) of Regulation S-X and the unaudited pro forma condensed consolidated financial information for the combined companies required pursuant to Rule 8-05 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial information of Revolution as of March 31, 2014 and the three months then ended and for the year ended December 31, 2013 is attached hereto as Exhibit 99.1 and is incorporated in its entirety into this Item 9.01(b) by reference. The unaudited pro forma condensed consolidated financial information is a presentation of historical financial position and results of operations of Revolution and Value Lighting and Affiliates with accounting adjustments necessary to reflect the estimated pro forma effect of Revolution’s acquisitions of the Company Group, Relume Technologies Inc. and Tristate DE LLC on the financial position and results of operations of Revolution as of the dates and for periods indicated and is presented for informational purposes only. The unaudited pro forma condensed consolidated financial information does not reflect the effects of any anticipated changes to be made by Revolution to the operations of the combined companies, including synergies and cost savings and does not include charges directly related to the acquisitions. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative of the results that might have been achieved had the transactions occurred on the dates and for the periods indicated or of Revolution’s future results of operations or financial position for any future period or date.

(b) Financial Statements of Businesses Acquired. The following financial statements of the Company Group are attached hereto as Exhibits 99.2 and 99.3 and are incorporated in their entirety into this Item 9.01(a) by reference:

(1) audited combined balance sheets as of December 31, 2013 and 2012, and the related audited combined statements of operations, equity and cash flows for the years ended December 31, 2013 and 2012, with an independent auditors’ report by Frazier & Deeter;

(2) unaudited condensed combined balance sheets as of March 31, 2014 and December 31, 2013 and the unaudited condensed combined statements of operations, stockholder equity and cash flows for the three months ended March 31, 2014 and 2013.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 6, 2014, by and among Revolution, the Company Group and the Stockholders named therein.*

23.1	Independent Auditor’s Consent.

99.1	Unaudited pro forma condensed consolidated financial statements as of March 31, 2014, for the three months ended March 31, 2014 and for the year ended December 31, 2013.

99.2	Combined financial statements of the Company Group as of December 31, 2013 and 2012, and for the years ended December 31, 2013 and 2012.

99.3	Unaudited condensed combined financial statements of the Company Group as of March 31, 2014 and December 31, 2014 and the three months ended March 31, 2014 and 2013.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 22, 2014	REVOLUTION LIGHTING

/s/ Charles Schafer
	Name:	Charles Schafer

	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 6, 2014, by and among Revolution, the Company Group and the Stockholders named therein.*

23.1	Independent Auditor’s Consent.

99.1	Unaudited pro forma condensed consolidated financial statements as of March 31, 2014, for the three months ended March 31, 2014 and for the year ended December 31, 2013.

99.2	Combined financial statements of the Company Group as of December 31, 2013 and 2012, and for the years ended December 31, 2013 and 2012.

99.3	Unaudited condensed combined financial statements of the Company Group as of March 31, 2014 and December 31, 2014 and the three months ended March 31, 2014 and 2013.

*	Previously filed.